UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-3

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             January 15, 2002
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                           GLOBAL ACQUISITION, INC.
                           ------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                            74 Rolling Links Blvd.
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 590-0458
                              --------------
                       (Registrant's Telephone Number)


                           3046 E. Brighton Place
                         Salt Lake City, Utah 84121
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

For the years ended December 31, 2001 and 2000.

     Independent Auditors' Report

     Balance Sheet

     Statements of Operations

     Statement of Changes in Stockholders' Equity

     Statements of Cash Flows

     Notes to the Financial Statements

ANDERSEN ANDERSEN & STRONG, L.C.                941 East 3300 South, Suite 202
Certified Public Accountants and Business           Salt Lake City, Utah 84106
Consultants                                             Telephone 801 486-0096
Member SEC Practice Section of the AICPA                        Fax 801
486-0098




Board of Directors
Global Acquisitions, Inc.
Salt Lake City, Utah

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Global Acquisitions, Inc. ( development stage company) at December 31, 2001 and the related statement of operations, stockholders' equity, and cash flows for the years ended December 31, 2001 and 2000 and the period January 1, 1996 (date of inception of development stage) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in
all material respects, the financial position of    Global Acquisitions, Inc.
at December 31, 2001, and the results of operations, and cash flows for the years ended December 31, 2001 and 2000 and the period January 1, 1996 (date of inception of development stage) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional
working capital   for its planned activity, which raises substantial doubt
about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 7. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


April 13, 2002                               s/Andersen Andersen and Strong
Salt Lake City, Utah

                   GLOBAL ACQUISITIONS, INC.
                           BALANCE SHEET
                         December 31, 2001

ASSETS
CURRENT ASSETS

 Cash                                                           $   3,493

         Total Current Assets                                   $   3,493

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

 Accounts payable                                                  3,218

     Total Current Liabilities                                     3,218

STOCKHOLDERS' EQUITY

    Preferred stock
      10,000,000 shares authorized at $0.10 par value;
      non issued and outstanding                                      -
 Common stock
       100,000,000 shares authorized at $.001 par value;
       78,580,060 issued and outstanding                           78,580
 Capital in excess of par value                                 5,732,025
    Accumulated deficit - Note 1                               (5,885,330)

   Total Stockholders' Deficiency                                     275

                                                             $      3,493

 The accompanying notes are an integral part of these financial statements.

                    GLOBAL ACQUISITIONS, INC.
                    STATEMENTS OF OPERATIONS
      For the Years Ended December 31, 2001 and 2000 and the Period
 January 1, 1996 (date of inception of development stage) to December 31, 2001
                                                               Period
                                    Dec 31,       Dec 31,    Jan 1, 1996
                                     2001          2000     to Dec 31, 2001
REVENUES                           $         -     $        -  $        -


EXPENSES

   Research and development             97,500              -      97,500
   Administrative                       19,261        115,130     134,391
   Interest expense                          -         26,123     340,159

NET LOSS - before other income and
expense                               (116,761)      (141,253)   (572,050)

OTHER INCOME AND EXPENSE

   Loss of assets                            -              -  (4,608,767)
   Settlement of debt                        -      1,615,082   1,615,082

NET PROFIT (LOSS)                  $  (116,761)   $ 1,473,829 $(3,565,735)

NET PROFIT (LOSS) PER COMMON
 SHARE

    Basic                                $   -        $   .02

AVERAGE OUTSTANDING
   SHARES

        Basic (stated in 1,000's)       77,005         77,330

The accompanying notes are an integral part of these financial statements.

                    GLOBAL ACQUISITIONS, INC.
                STATEMENT OF CHANGES  IN STOCKHOLDERS' EQUITY
       Period January 1, 1996 (date of inception of development stage) to
                        December 31, 2001
______________________________________________________________________________
                    Preferred Stock   Common Stock    Excess of   Accumulated
                    Shares   Amount  Shares   Amount  Par Value     Deficit
Balance
January 1, 1996     331,950 $ 33,195 4,050,840 $4,051 $5,419,020  $(2,319,595)

Issuance of
common stock
for services at
$.07-1996                 -      -   298,980     299     20,634            -

Net operating
loss for the year
ended December 31,
1996                    -        -         -       -          -   (4,748,837)

Net operating loss
for the year ended
December 31, 1997       -        -         -       -          -     (111,272)

Net operating loss
for the year ended
December 31, 1998       -        -         -       -          -      (31,347)

Net operating loss
for the year ended
December 31, 1999       -        -         -       -          -      (31,347)

Issuance of common
stock for services
at $.0032               -        -  9,900,000  9,900     21,570            -

Issuance of common
stock for expenses
at $.0035               -        -  6,787,300  6,787     16,943            -

Issuance of common
stock for settlement
of debt at $.0018       -        - 94,815,920 94,816     79,674            -

Issuance of common
stock for retirement
of preferred
stock            (331,950) (33,195)   777,020    777     32,418            -

Contributions to
capital -
expenses                -        -          -      -     15,000            -

Net operating profit
for the year ended
December 31, 2000       -        -          -      -          -    1,473,829

Balance
December 31, 2000       -  $     - 116,630,060 $116,630$5,605,259$(5,768,569)

Return and
cancellation of
common stock            -        - (40,000,000) (40,000)   40,000          -

Issuance of common
stock for payment
of debt at $.032        -        -   1,750,000    1,750    46,966          -

Issuance of common
stock for cash at
$.20                    -        -     200,000      200    39,800          -

Net operating loss
for the year ended
December 31, 2001       -        -           -        -         -   (116,761)

Balance
December 31, 2001       -        -  78,580,060 $ 78,580$5,732,025$(5,885,330)

The accompanying notes are an integral part of these financial statements.

                     GLOBAL ACQUISITIONS,  INC.
                     STATEMENTS OF CASH FLOWS
For the  Years Ended December 31, 2001 and 2000 and the period
January 1, 1996 (date of inception of development stage) to December 31, 2001
                                                               Period
                                    Dec 31,       Dec 31,    Jan 1, 1996
                                     2001          2000     to Dec 31, 2001
CASH FLOWS FROM
 OPERATING ACTIVITIES

 Net profit (loss)                  $ (116,761)  $ 1,473,829      (3,565,735)

 Adjustments to reconcile net loss to
  net cash provided by operating
  activities

    Change in accounts payable          (43,462)      71,053         320,694
    Issuance of common stock for
     expenses and contribution
     to capital for expenses                  -       70,200          91,133
    Loss of assets                            -            -       4,608,767
    Gain on settlement of debt                -   (1,615,082)     (1,615,082)

          Net Cash From (Used)
          in Operations                (160,223)           -        (160,223)

CASH FLOWS FROM INVESTING
 ACTIVITIES

    Payment of debt by issuance of
    Stock-related party                  48,716            -          48,716
CASH FLOWS FROM FINANCING
 ACTIVITIES

    Stock subscriptions received         75,000            -          75,000
    Proceeds from stock issued           40,000            -          40,000
                                        115,000            -         115,000

 Net Increase (Decrease) in Cash          3,493            -           3,493

 Cash at Beginning of Period                  -            -               -

 Cash at End of Period                $   3,493      $     -       $   3,493


NON CASH FLOWS FROM OPERATING ACTIVITIES

Issuance of  298,980 shares common stock for services - 1996       $  20,933
Issuance of  16,687,300 shares common stock for services and
expenses - 2000                                                       55,200
Issuance of 94,815,920 shares common stock for settlement of debt
-2000                                                                174,490
Contribution to capital - expenses                                    15,000
Issuance of 1,750,000 shares common stock for payment of debt - 2001  48,716

The accompanying notes are an integral part of these financial statements.

                   GLOBAL ACQUISITIONS,  INC.
                  NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Company was incorporated on August 15, 1986 under the laws of the state of Colorado, with the name "Vates Corp." with authorized common stock of 100,00,000 shares with no par value. On June 6, 1991, the name was changed to "O.T.S. , Holdings , Inc." and on February 18, 2000 to "Thin Film Battery,
Inc." and on April 17, 2001  to "Global Acquisitions, Inc."     On March 6,
2000 the   authorized common stock was changed to a par value of $.001. See note 7 for a name change during February 2002.

Since inception, the Company has completed four  stock splits resulting in its
present capitalization.  This report has been prepared showing   after stock
split shares with a par value of $.001  from  inception.

The company, and its subsidiary (note 8), have acquired an option to purchase the rights to further develop a rechargeable thin-film lithium battery for use in a variety of applications, such as, semiconductor and computer
manufacturers,   and implantable medical devices.

The Company became inactive after 1995 and is considered to be in the development stage.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes

On December 31, 2001, the Company had accumulated net operating losses of $5,885,330.The tax benefit of approximately $1,765,599 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The net operating loss will expire in 2022.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

Research and Development

All costs of research and development are expensed as incurred.

                       GLOBAL ACQUISITIONS,  INC.
            NOTES TO FINANCIAL STATEMENTS - continued



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Financial Instruments

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

Basic  Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding, after the stock splits.

Comprehensive Income

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Other Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.  RESEARCH AND DEVELOPMENT

On November 12, 2001 the Company entered into a research and development agreement to further develop the thin film battery outlined in note 8. The terms of the agreement include the lease of equipment to be used in the development process and the payment of consulting fees and expenses during the development process. If the development process is successful the Company may purchase the license for a payment of $50,000, and the issuance of 2,000,000 common shares of the Company, toward a purchase price to be negotiated by the parties.

The terms of the agreement includes payments as follows;

Lease of equipment for six months at $35,000 and after six months at $5,000 per month.
Consultant fees at $5,000 per week, plus expenses, to continue for a period to be determined by the parties.
The agreement may be terminated by the Company at any time with no further obligation.
On December 31, 2001 all of the terms of the agreement had been complied with.

                    GLOBAL ACQUISITIONS,  INC.
            NOTES TO FINANCIAL STATEMENTS - continued



4.  SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officers-directors (and their families) and their controlled entities have acquired 86% of the outstanding common stock after the events outlined below. During 2000 and 2001 the Company issued 96,565,920 common shares for the payment of debt of $223,206 due an officer.
During 2000 the Company issued 16,687,300 common shares for services and expenses provided by officers of $55,200.
On December 21, 2001 an officer returned 40,000,000 post split common shares to the Company for cancellation with no consideration.
On January 25, 2002, subsequent to the balance sheet date, an officer returned 22,750,000 common shares to the Company for cancellation with no consideration in connection with the issuance of 23,049,018 common shares for the acquisition of all of the outstanding stock of Oak Ridge Micro-Energy, Inc. (Note 8)

5.  COMMON CAPITAL STOCK

During 2000 the company issued 777,020 common shares to retire 331,950 preferred shares.
During December 2001 the Company completed a private placement of 200,000 common shares for $40,000.
The Company received stock subscriptions of $75,000 for the purchase of 375,000 common shares, to be issued in April 2002, under a private placement. Common shares have been returned and canceled and new shares have been issued to officers-directors as outlined in note 4 and note 8

6.   RECISSION OF ACQUISITION OF  SUBSIDIARY

On February 18, 2000, the Company acquired all of the outstanding stock of "Thin Battery, Inc"., a Nevada corporation through a stock for stock exchange agreement.
On February 14, 2001 the acquisition of Thin Film Battery, Inc. (subsidiary) was mutually rescinded and the stock issued in connection with the acquisition was returned to the Company and canceled.
This report has been prepared showing the rescission of the acquisition retroactively.

7.  GOING CONCERN

The Company acquired an option to further develop a thin-film battery which, in the opinion of management, will provide a profit to the Company, however there is insufficient working capital for the future planned activity. Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through the additional equity funding outlined in note 8 which will enable the Company to conduct operations for the coming year.

                    GLOBAL ACQUISITIONS,  INC.
            NOTES TO FINANCIAL STATEMENTS - continued



8.  SUBSEQUENT EVENTS

During March 2002 the Company completed a private placement memorandum for the sale of 400,000 to 2,000,000 common shares at $.25. On the date of this report no shares had been sold.

During January 22, 2002 an officer returned 22,750,000 common shares to the Company for cancellation with no consideration in connection with the issuance of 23,049,018 common shares for the acquisition of all of the outstanding stock of Oak Ridge Micro-Energy, Inc.(subsidiary) and as part of the acquisition the Company changed its name to Oak Ridge Micro- Energy, Inc. (parent) on February 13, 2002.

Oak Ridge Micro-Energy, Inc.(subsidiary) was organized under the laws of the state of Nevada on December 12, 2001 for the purpose of the further development of a rechargeable thin-film lithium battery for use in a variety of applications, such as, semiconductor and computer manufacturers, and implantable medical devices through an option to purchase the rights from UT Battelle LLC. The subsidiary has had no operations and its only asset is the option outlined above which was recorded at its cost of $10,000.

Included in the following is an unaudited pro-forma balance sheet of the parent and the subsidiary as if the acquisition had been completed on January 1, 2002 under the purchase method of reporting with no good will recognized.

                      OAK RIDGE MICRO-ENERGY
       (formerly Global Acquisitions, Inc.) and Subsidiary
                 PRO FORMA COMBINED BALANCE SHEETS
                           (Unaudited)
                         January 1, 2002

                               Parent    Subsidiary  Adjustment    Total
ASSETS
CURRENT ASSETS
  Cash                      $   3,493   $      -             -    $   3,493
    Total Current Assets        3,493          -             -        3,493

OPTION                              -     10,000             -       10,000
                            $   3,493   $ 10,000             -    $  13,493
                            =========   ========                  =========

LIABILITIES AND STOCKHOLDERS'
EQUITY
CURRENT LIABILITIES
  Accounts payable          $   3,218   $      -             -    $   3,218
    Total Current
    Liabilities             $   3,218   $      -             -        3,218

STOCKHOLDERS' EQUITY

  Preferred stock-none
  outstanding                       -          -             -            -
  Common stock
    78,879,078 issued and
    outstanding                78,580     10,000    (1)    299
                                                    (2)(10,000)      78,879

  Capital in excess of par
  value                     5,732,025               (1)   (299)
                                                    (2) 10,000    5,741,726
  Stock subscriptions
  received                     75,000                                75,000
  Accumulated deficit      (5,885,330)                           (5,885,330)

     Total Stockholders'
     Equity                       275     10,000                     10,275
                           $    3,493    $10,000                 $   13,493
                           ==========    =======                 ==========

Adjustments
  (1) return and cancel 22,750,000 shares and issue 23,049,018 shares for acquisition of subsidiary - reported as a purchase with no good will recognized
  (2)  consolidation of adjustments

          (b)  Pro Forma Financial Information.

           Pro Forma financial information that reflects the completion of the acquisition of Oak Ridge-Nevada by us is contained in Note 8 of our audited financial statements for the year ended December 31, 2001, which are attached hereto and incorporated herein by reference. See Item 7(a).
ANDERSEN ANDERSEN & STRONG, L.C.                941 East 3300 South, Suite 202
Certified Public Accountants and                    Salt Lake City, Utah 84106
Business Consultants                                    Telephone 801 486-0096
Member SEC Practice Section of the AICPA
                                           Fax 801 486-0098




Board of Directors
Oak Ridge Micro-Energy, Inc.
Salt Lake City, Utah

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance  sheet of Oak Ridge Micro-Energy,
Inc.   (development stage company) at  December 31, 2001 and the related statement of operations, stockholders' equity, and cash flows for the period December 12, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in
all material respects, the financial position of    Oak Ridge Micro-Energy,
Inc. at December 31, 2001, and the results of operations, and cash flows for the period December 12, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional
working capital   for its planned activity, which raises substantial doubt
about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


April 23, 2002                                /s/Andersen Andersen and Strong
Salt Lake City, Utah

                 OAK  RIDGE  MICRO-ENERGY, INC.
                           BALANCE SHEET
                         December 31, 2001

==============================================================================

ASSETS
CURRENT ASSETS

 Cash                                                             $       -

         Total Current Assets                                             -

OPTION AGREEMENT - Note 3                                            10,000

                                                                  $  10,000


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

    Accounts payable                                              $       -

     Total Current Liabilities                                            -

STOCKHOLDERS' EQUITY

 Common stock
       50,000,000 shares authorized at $.001 par value;
       1,000 issued and outstanding                                       1
 Capital in excess of par value                                      10,434
    Accumulated deficit during development stage - Note 1              (435)

   Total Stockholders' Equity                                        10,000

                                                                  $  10,000

 The accompanying notes are an integral part of these financial statements.

                  OAK  RIDGE  MICRO-ENERGY, INC.
                      STATEMENT OF OPERATIONS
           For the  Period December 12, 2001
              (date of inception) to December 31, 2001

==============================================================================

REVENUES                                                   $     -

EXPENSES                                                       435

NET LOSS                                                   $  (435)

NET PROFIT (LOSS) PER COMMON
 SHARE

  Basic                                                    $  (.43)

AVERAGE OUTSTANDING
   SHARES

        Basic                                                1,000

The accompanying notes are an integral part of these financial statements.

                  OAK  RIDGE  MICRO-ENERGY, INC.
                 STATEMENT OF CHANGES  IN STOCKHOLDERS' EQUITY
  For the Period December 12, 2001 (date of inception ) to December 31, 2001
==============================================================================
                     Common Stock         Excess of     Accumulated
                Shares     Amount    Par Value          Deficit
Balance December 12, 2001          -    $      -    $      -      $      -

Issuance of common stock
for purchase of  option
at $10.00 - December 28,
2001 - note 3                  1,000           1       9,999             -

Contributions to capital
- expenses                         -           -         435             -
    related parties

Net operating loss for the
period December 12, 2001
to December 31, 2001               -           -           -          (435)

Balance December 31, 2001      1,000    $      1    $ 10,434      $   (435)

The accompanying notes are an integral part of these financial statements.

           OAK  RIDGE  MICRO-ENERGY,  INC.
                     STATEMENT OF CASH FLOWS
                 For the period December 12, 2001
            (date of inception)  to December 31, 2001

==============================================================================
CASH FLOWS FROM
 OPERATING ACTIVITIES

 Net profit (loss)                                       $   (435)

 Adjustments to reconcile net loss to
  net cash provided by operating
  activities

         Contribution to capital - expenses                   435

              Net Cash From (Used) in Operations                -

CASH FLOWS FROM INVESTING
 ACTIVITIES                                                     -

CASH FLOWS FROM FINANCING
 ACTIVITIES                                                     -

 Net Increase (Decrease)  in Cash                               -

 Cash at Beginning of Period                                    -

 Cash at End of Period                                   $      -

NON CASH FLOWS FROM OPERATING AND INVESTING  ACTIVITIES

Issuance of 1,000 shares common stock for option         $ 10,000

Contribution to capital - expenses                            435

The accompanying notes are an integral part of these financial statements.

                 OAK  RIDGE  MICRO-ENERGY,  INC.
                  NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

The Company was incorporated on December 12, 2001 under the laws of the state of Nevada with authorized common stock of 50,000,000 shares with a par value of $.001.

The Company was organized for the purpose outlined in note 3 and has elected a December 31 calendar year.

The Company is in the development stage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes

On December 31, 2001, the Company had an accumulated net operating loss of $435. The tax benefit of approximately $131 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The net operating loss will expire in 2022.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

Financial Instruments

The carrying amounts of financial instruments are considered by management to be their estimated fair values.

Basic  Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding.

                         OAK  RIDGE  MICRO-ENERGY,  INC.
                    NOTES TO FINANCIAL STATEMENTS - continued

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Comprehensive Income

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Other Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.  OPTION  AGREEMENT

On December 28, 2001 the Company acquired an option to purchase the rights for the further development of a rechargeable thin-film lithium battery for use in a variety of applications, such as, semiconductor and computer manufacturers (excepting portable computers), and implantable medical devices, by the payment of $10,000 to UT Battelle LC.

The option may be exercised by the payment of $100,000 before December 31, 2002 and the payment of a 5% royalty on all net sales.

4.  SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officers-directors have acquired all of the outstanding common stock in exchange for an option to purchase the rights for the further development of a thin film battery. Note 3

5.  GOING CONCERN

The Company acquired an option to further develop a thin-film battery which, in the opinion of management, will provide a profit to the Company, however there is insufficient working capital for the future planned activity.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through the additional equity funding , which will enable the Company to conduct operations for the coming year.

                 OAK  RIDGE  MICRO-ENERGY,  INC.
            NOTES TO FINANCIAL STATEMENTS - continued

6.  SUBSEQUENT EVENTS

During January 2001 the stockholder's of the Company exchanged all their shares in the Company for 23,049,018 common shares of Global Acquisitions, Inc. (a Colorado corporation), representing 29% of the outstanding stock of Global. On February 13, 2002 Global changed its name to Oak Ridge Micro-Energy, Inc. The purpose of the combined companies is to further develop the thin film battery outlined in note 3.

Included in the following is an unaudited pro-forma balance sheet of Oak Ridge Micro-Energy, Inc (parent) and Oak Ridge Micro-Energy, Inc (subsidiary) as if the acquisition had been completed on January 1, 2002 under the purchase method of reporting with no good will recognized.

              OAK RIDGE MICRO-ENERGY and SUBSIDIARY

                PRO FORMA COMBINED BALANCE SHEETS
                           (Unaudited)
                         January 1, 2002
                           Parent    Subsidiary    Adjustments    Total

ASSETS
CURRENT ASSETS

 Cash                      $ 3,493    $     -              -      $   3,493
     Total Current Assets    3,493          -              -          3,493

OPTION                           -     10,000                        10,000
                           $ 3,493   $ 10,000                     $  13,493

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

 Accounts payable          $ 3,218   $      -              -      $   3,218
     Total Current
     Liabilities           $ 3,218   $      -              -          3,218

STOCKHOLDERS' EQUITY

    Preferred stock -
    none outstanding             -                                        -
   Common stock
      78,879,078 issued
      and outstanding       78,580          1      (1)   299
                                                   (2)    (1)        78,879
   Capital in excess of
  par value              5,732,025     10,434      (1)  (299)
                                                   (2)  (434)     5,741,726
    Stock subscriptions
    received                75,000                                   75,000
    Accumulated deficit (5,885,330)      (435)     (2)   435     (5,885,330)

       Total Stockholders'
       Equity                  275     10,000                        10,275

                         $   3,493   $ 10,000                   $    13,493

Adjustments
    (1) return and cancel 22,750,000 shares and issue 23,049,018 shares of the parent for acquisition of subsidiary - reported as a purchase with no good will recognized
    (2) consolidation adjustments

          (c) Exhibits.

          2.1     Agreement and Plan of Reorganization*

                         Exhibit A-   Sole Stockholder of Oak Ridge
                         Exhibit B-   Articles of Incorporation of Global
                                      Acquisition Subsidiary, Inc.
                         Exhibit C-   Audited Financial Statements of Global
                                      Acquisition for the year ended December
                                      31, 2000*
                         Exhibit C-1- Unaudited Financial Statements of
                                      Global Acquisition for the
                                      period ended September 30, 2001*
                         Exhibit D-   Global Acquisition's Exceptions
                         Exhibit E-   Unaudited Balance Sheet and Income
                                      Statement of Oak Ridge for the year
                                      ended December 31, 2001
                         Exhibit F-   Oak Ridge's Exceptions
                         Exhibit G-   Investment Letter
                         Exhibit H-   Global Acquisition's Compliance
                                      Certificate.
                         Exhibit I-   Oak Ridge's Compliance Certificate.
                         Exhibit J-   Finders

          3 Articles of Merger of Oak Ridge Micro-Energy, Inc. and Global Acquisition Subsidiary, Inc.*
          99.1     Press Release*
          99.2     Indemnity Agreement*
          99.3     Irrevocable Proxy*
          99.4     Consent of Sole Director of Global Acquisition*
          99.5     Consent of Sole Director of Oak Ridge*

                * Previously filed with the 8-K Current Report dated January 15, 2002.


                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL ACQUISITION, INC.

DATED: 4/24/02                           /s/Mark Meriwether
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director